American Century Quantitative Equity Funds, Inc. Prospectus Supplement Utilities Fund
Supplement dated August 9, 2010 ¡ Prospectus dated November 1, 2009

The following replaces the Portfolio Managers section on page 4 of the prospectus.

Portfolio Managers

Joseph B. Sterling, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1997.

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since rejoining the team in 2010.

The following replaces The Fund Management Team section on page 9 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Joseph B. Sterling

Mr. Sterling, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1997. He joined American Century Investments in 1989 and became a portfolio manager in 1997. He has a bachelor’s degree in international political economics from the University of California – Berkeley.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since rejoining the team in 2010. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He was also a member of the team that manages the fund from 1999 to 2001. He has a bachelor’s degree in economics from the University of Illinois. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-69385   1008